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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 25, 2001, included in Suntron Corporation's Form 8-K/A, as amended, on May 14, 2002, and to all references to our firm included in this registration statement.




/s/ Arthur Andersen LLP

Houston, Texas
May 21, 2002